SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Melrose Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[  ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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4) Proposed maximum aggregate value of transaction:

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 14, 2016

Dear Stockholder:

We cordially invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Melrose Bancorp, Inc (the “Company”). The Annual Meeting will be held at 630 Main Street, Melrose, Massachusetts at 9:00 a.m., Eastern Time, on Thursday, May 12, 2016.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Baker Newman & Noyes, P. A., LLC (“BNN”) as our independent registered public accounting firm for the year ending December 31, 2016 and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of Melrose Bancorp and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of BNN as our independent registered public accounting firm for the year ending December 31, 2016.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Jeffrey D. Jones
President and Chief Executive Officer

Melrose Bancorp, Inc.
638 Main Street
Melrose, Massachusetts 02176
(781) 665-2500

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 12, 2016

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Melrose Bancorp, Inc. (the “Company”) will be held at 630 Main Street, Melrose, Massachusetts at 9:00 a.m., Eastern time, on Thursday, May 12, 2016.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of one director of Melrose Bancorp, Inc.;
2.	The ratification of the appointment of Baker Newman & Noyes, P. A., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2016 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on http://www.edocumentview.com/melr.

BY ORDER OF THE BOARD OF DIRECTORS

Susan Doherty, Corporate Secretary

Melrose, Massachusetts

April 14, 2016

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

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Proxy Statement

of

Melrose Bancorp, Inc.

638 Main Street
Melrose, Massachusetts 02176
(781) 665-2500

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, May 12, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Melrose Bancorp, Inc. (the “Company”) to be used at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 630 Main Street, Melrose, Massachusetts at 9:00 a.m., Eastern time, on Thursday, May 12, 2016, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 14, 2016.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 31, 2016 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,701,979 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominee proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominee being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the 401(k) Plan and ESOP Plan. If you hold stock of Melrose Bancorp, Inc. in the Melrose Cooperative Bank Employee Stock Ownership Plan (the “ESOP”) or the Melrose Cooperative Bank 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustees to vote on your behalf under the plans.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Melrose Bancorp, Inc. common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the Melrose Bancorp Stock Fund credited to his or her account.  The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your voting instructions is May 5, 2016.

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of March 31, 2016, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders:

Melrose Cooperative Bank Employee Stock Ownership Plan 638 Main Street Melrose, Massachusetts 02176	226,366		8.1%
Maltese Capital Management 150 East 52nd Street, 30th Floor New York, New York 10022	191,600	(3)	6.8%
Wellington Management Group, LLP 280 Congress Street Boston, MA 02210	220,829	(4)	7.8%
Wellington Trust Company, NA 280 Congress Street Boston, MA 02210	123,828	(5)	4.4%

Directors and Executive Officers: (2)

Candy Brower	27,500		1.0%
Jeffrey D. Jones	42,456	(6)	1.5%
Frank Giso III	39,000		1.4%
William C. Huntress, III	40,000		1.4%
Elizabeth McNelis	30,620		1.1%
F. Peter Waystack	40,000		1.4%
Alan Whitney	33,100		1.2%
Diane Indorato	33,438	(7)	1.2%
James Oosterman	40,796	(8)	1.4%
Stephen E. Anderson	1,500		*

All Directors and Executive Officers as a Group (10 persons)	328,410		11.8%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	The business address of each director and executive officer is 638 Main Street, Melrose, Massachusetts 02176.
(3)	Based on a Schedule 13G filed on February 9, 2016.
(4)	Based on a Schedule 13G/A filed on February 11, 2016.
(5)	Based on a Schedule 13G/A filed on February 11, 2016.
(6)	Includes 1,393 shares allocated to Mr. Jones’s ESOP account.
(7)	Includes 934 shares allocated to Ms. Indorato’s ESOP account.
(8)	Includes 778 shares allocated to Mr. Oosterman’s ESOP account.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of eight members. Director William Huntress is retiring from the board of directors at the end of his term, and effective as of May 12, 2016, we will decrease the number of directors to seven.

The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. One director will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Elizabeth McNelis to serve as a director for a three-year term. Ms. McNelis is currently a member of the Board of Directors, and has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors and nominee, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld to the nominee) will be voted at the Annual Meeting for the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” the nominee listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

Name	Age at March 31, 2016	Position with Melrose Bancorp, Inc.	Term to Expire	Director Since(1)

Nominees

Elizabeth McNelis	56	Director	2019	2002
Directors Continuing in Office

Candy Brower	66	Director	2017	2000
Frank Giso III	67	Chairman of the Board	2017	1984
F. Peter Waystack	71	Director	2017	2012
Jeffrey D. Jones	53	President, Chief Executive Officer and Director	2018	2002
Alan F. Whitney	60	Director	2018	2006
Stephen E. Anderson	69	Director	2018	2015

(1)	Includes service on the Board of Directors of Melrose Cooperative Bank.

The Business Background of the Company’s Directors, Nominees and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Melrose Cooperative Bank (the “Bank”). Unless otherwise indicated, directors, nominees and executive officers have held their positions for the past five years.

Directors

Jeffrey D. Jones is President and Chief Executive Officer of Melrose Bancorp and Melrose Cooperative Bank. Mr. Jones joined Melrose Cooperative Bank in 1987 and held positions of increasing responsibility prior to being named President and Chief Executive Officer in 2002. Mr. Jones is active in a number of civic and charitable organizations. He has served as a director of the Melrose Chamber of Commerce for 16 years. Mr. Jones is a member of the Melrose Rotary Club, a trustee of the Fitch Home in Melrose, a non-profit organization that provides housing for the elderly, a Corporator of the Melrose Wakefield Hospital and a member of its Strategic Planning Committee. He also served as a Selectman for the Town of Essex from 2003 to 2015, including serving as Chairman of the Select Board from 2009 to 2015.

Mr. Jones’s experience provides the board of directors with a perspective on the day to day operations of Melrose Cooperative Bank and assists the board of directors in assessing the trends and developments in the financial institutions industry on a local and national basis. Mr. Jones has extensive ties to the community that support our business generation.

Alan F. Whitney is retired. Prior to his retirement in 2015, Mr. Whitney was the owner of Alan Whitney Construction Company, Inc., a general contracting company located in Reading, Massachusetts. He has owned and operated a general contracting company for over 30 years specializing in residential and commercial building and remodeling.

Mr. Whitney’s lengthy experience as owner and operator of a general contractor brings valuable business and leadership skills and financial acumen to the board of directors. Further, his longtime experience as a business owner in the Melrose community provides the board of directors with an important perspective on the development and delivery of product offerings to such business owners.

Stephen E. Anderson is retired. Prior to his retirement in 2011, Mr. Anderson had a 37 year career in banking, serving in positions of increasing responsibility at Bank of Boston, Northmark Bank, TD Bank, and The Savings Bank. His primary focus throughout his career was in commercial lending. Prior to his career in banking, Mr. Anderson served for four years as a Captain in the United States Air Force.

The board believes Mr. Anderson’s extensive banking experience including in the area of commercial lending, and his knowledge of the Bank’s market area, provides the board with additional knowledge in the oversight of the Bank’s lending operations.

Elizabeth McNelis is Director of Development for Stoneham Theatre, a live professional theatre located in Stoneham Massachusetts. In this role, Ms. McNelis oversees all facets of fundraising for this non-profit cultural institution including planned gifts, annual campaigns, corporate sponsorships, grant writing, foundation support and event planning.

Ms. McNelis’s position and experience leading fundraising at Stoneham Theatre, her knowledge of the region and her contacts with community leaders provides the board of directors with insight to the many growth efforts being made in Melrose Cooperative Bank’s market area.

Candy Brower is a principal of Johnson O’Connor Feron & Carucci LLP, a certified public accounting firm headquartered in Wakefield, Massachusetts. Ms. Brower has more than 30 years of public accounting experience.

Ms. Brower’s expertise and background with regard to accounting matters, internal controls, the application of generally accepted accounting principles and business finance provide the board of directors and the Audit Committee with valuable insight into accounting issues involving Melrose Cooperative Bank.

Frank Giso III is a practicing attorney and a retired partner at Choate, Hall & Stewart, a law firm headquartered in Boston, Massachusetts, where he specialized in real estate transactions, finance and development and served as chairman of the firm’s Real Estate Department for over 10 years. Mr. Giso has almost 40 years of experience as a practicing attorney. Mr. Giso is also actively involved in our market area, serving as chairman of the Melrose Housing Authority and as president of the Melrose Affordable Housing Corp.

Mr. Giso’s extensive corporate legal experience provides the board of directors with general business acumen.

F. Peter Waystack is a practicing attorney and partner at Waystack & Kirby LLC, a law firm based in Melrose, Massachusetts which Mr. Waystack founded in 1994. Mr. Waystack has been a practicing attorney since 1974 and specializes in estate planning, real estate conveyances and personal income taxation.

Mr. Waystack’s extensive legal experience assists the board of directors in assessing legal and regulatory matters involving Melrose Cooperative Bank.

Executive Officers Who Are Not Directors

Diane Indorato, age 60, is our Senior Vice President and Chief Financial Officer, positions she has held since 2002. Ms. Indorato has been employed with Melrose Cooperative Bank in positions of increased responsibility since 1980. Ms. Indorato’s responsibilities include the management and supervision of Melrose Cooperative Bank’s finance department, in which capacity she directs preparation of budgets, reviews budget proposals, capital planning and ALCO.

James Oosterman, age 55, is our Vice President – Lending. He joined Melrose Cooperative Bank in 1998. Mr. Oosterman has over 30 years of experience in the financial services industry and his responsibilities include general oversight of our loan portfolio, including credit quality, loan yield and portfolio growth.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During 2015, the Board of Directors of Melrose Cooperative Bank met 12 times and the Board of Directors of Melrose Bancorp met four times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

The Board of Directors of Melrose Bancorp has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at www.melrosecoop.com.

Board Independence

The Board of Directors has determined that each of the Company’s directors, with the exception of director Jeffrey D. Jones, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Jones is not independent because he is an executive officer of the Company.

In determining the independence of the directors listed above, the board of directors considered relationships between Melrose Cooperative Bank and our directors and officers, none of which are required to be reported under “ – Transactions With Certain Related Persons” below, including deposit accounts that our directors maintain at Melrose Cooperative Bank.

Board Structure and Risk Oversight

At Melrose Bancorp, Inc. the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings, and presides over meetings of the full Board and the Executive Committee. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. Pursuant to Nasdaq listing rules, the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are comprised solely of independent directors.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational,

financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Elizabeth McNelis, who serves as Chairwoman, Candy Brower, Frank Giso III and William C. Huntress (who is retiring effective as of the Annual Meeting) , each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is available on our website at www.melrosecoop.com. The Nominating and Corporate Governance Committee met one time during 2015.

The functions of the Nominating and Corporate Governance Committee include the following:

·	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;
·	to review and monitor compliance with the requirements for board independence;
·	to review the committee structure and make recommendations to the Board regarding committee membership; and.
·	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

·	has personal and professional ethics and integrity;
·	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
·	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

·	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;
·	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and
·	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to the Company’s Secretary and such communication must include:

·	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

·	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

·	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

·	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

·	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

·	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

·	The candidate’s written consent to serve as a director;

·	All information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of the Company;

·	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Corporate Secretary at least 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders, or no later than ten days after public announcement (by press release, Form 8-K filed with the SEC or a posting on a website maintained by the Company) of the date of the annual meeting in the case of the Company’s first annual meeting of stockholders.

The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement.

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 638 Main Street, Melrose, Massachusetts 02176. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

·	forward the communication to the director or directors to whom it is addressed;
·	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or
·	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics is posted on the Company’s website at www.melrosecoop.com. A copy of the Code will be furnished without charge upon written request to the Secretary of the Company, 638 Main Street, Melrose, Massachusetts, 02176.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. It is expected that all of our directors will attend the 2016 Annual Meeting. All of our directors attended our 2015 annual meeting of shareholders.

Compensation Committee

The members of the Compensation Committee are directors William C. Huntress (who is retiring effective as of the date of the Annual Meeting), who serves as Chairman, Elizabeth McNelis, Candy Brower and F. Peter Waystack, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met three times in 2015.

The Compensation Committee approves the compensation objectives for the Company and Melrose Cooperative Bank and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provide recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Jones does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

The Compensation Committee operates under a written charter which can be found on our website at www.melrosecoop.com.

Audit Committee

The Company’s Audit Committee consists of directors Candy Brower, who serves as Chairwoman, Frank Giso III and Elizabeth McNelis, each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Ms. Brower qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.melrosecoop.com. The Audit Committee met 13 times during 2015.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

·	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2015;
·	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

·	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Candy Brower (Chairwoman)

Frank Giso III

Elizabeth McNelis

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2015, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to, or earned by, Mr. Jones, who serves as our President and Chief Executive Officer, Ms. Indorato, who serves as our Senior Vice President and Chief Financial Officer, and Mr. Oosterman, who serves as our Vice President - Lending for the years ended December 31, 2015 and 2014. We refer to these individuals as “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(2) ($)	Total ($)

Jeffrey Jones President and Chief Executive Officer	2015 2014	248,369 247,628	38,775 30,204	104,311 20,028	391,455 297,860

Diane Indorato Senior Vice President and Chief Financial Officer	2015 2014	161,709 161,988	17,849 20,399	32,603 16,112	212,161 198,499

James Oosterman Vice President - Lending	2015 2014	134,430 133,540	15,068 17,221	17,554 14,894	167,052 165,655

(1)	Represents cash incentives earned under the annual incentive program. These amounts were not paid out until 2016. See “Executive Compensation-Non-Equity Incentive Program” for further details.
(2)	The amounts reflect what we have paid to, or reimbursed, the applicable Named Executive Officer for employer matching contributions to the 401K plan as well as perquisites or personal benefits that in the aggregate are less than $10,000.

Employment and Change in Control Agreements

Employment Agreement with Jeffrey Jones. In connection with the conversion and stock offering, Melrose Cooperative Bank entered into an employment agreement with Mr. Jones. The employment agreement has an initial term of three years. At least 60 days prior to the anniversary date of the agreement, the disinterested members of the board of directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the board of directors determines not to extend the term, it must notify Mr. Jones at least 30 days, but not more than 60 days, prior to such date.

The employment agreement provides Mr. Jones with a base salary of $247,628 for 2015. The base salary may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, Mr. Jones will be entitled to participate in any bonus programs and benefit plans that are made available to management employees, and will be reimbursed for all reasonable business expenses incurred.

In the event of Mr. Jones’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” he will receive a severance payment equal to two times his highest annual rate of base salary payable during the calendar year of his date of termination or any of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Jones’s date of termination. In addition, Mr. Jones will be entitled to receive from Melrose Cooperative Bank continued life insurance and non-taxable medical and dental insurance coverage under the same cost-sharing arrangements that apply for active employees of Melrose Cooperative Bank. Such coverage will cease upon the earlier of:

(i) the date which is two years after Mr. Jones’s date of termination or (ii) the date on which Mr. Jones receives substantially similar benefits from another employer. For purposes of the employment agreement, “good reason” is defined as: (i) a material reduction in base salary or benefits (other than reduction by Melrose Cooperative Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in Mr. Jones’s duties or responsibilities; (iii) a relocation of Mr. Jones’s principal place of employment by more than 25 miles from Melrose Cooperative Bank’s main office location; or (iv) a material breach of the employment agreement by Melrose Cooperative Bank.

If Mr. Jones’s involuntary termination of employment other than for cause, disability or death or voluntary resignation for “good reason” occurs on or after the effective date of a change in control of Melrose Bancorp or Melrose Cooperative Bank, he would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the sum of his highest annual rate of base salary payable during the current calendar year of his date of termination or either of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Jones’s date of termination. In addition, Mr. Jones would be entitled, at no expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is three years after his date of termination or (ii) the date on which he receives substantially similar benefits from another employer.

In addition, should Mr. Jones become disabled, he will be entitled to disability benefits, if any, provided under a long-term disability plan sponsored by Melrose Cooperative Bank. In the event of Mr. Jones’s death while employed, his beneficiaries will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year thereafter.

Upon any termination of employment that would entitle Mr. Jones to a severance payment (other than a termination in connection with a change in control), Mr. Jones will be required to adhere to one-year non-competition and non-solicitation covenants.

Change in Control Agreements with Diane Indorato and James Oosterman and Other Officers. In connection with the conversion and stock offering, Melrose Cooperative Bank entered into change in control agreements with Ms. Indorato and Mr. Oosterman and with two other officers of Melrose Cooperative Bank. The agreements for all four officers are substantially similar except as distinguished below.

The agreements for Ms. Indorato and Mr. Oosterman have an initial term of two years (1 year for the other two officers’ agreements). At least 60 days prior to the anniversary date of the agreements, the disinterested members of the board of directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional year or determine not to extend the term of the agreements. If the board of directors determines not to extend the term, it must notify the executive at least 30 days, but not more than 60 days, prior to such date.

In the event that the executive’s involuntary termination of employment other than for cause, disability or death, or voluntary resignation for “good reason” occurs on or after the effective date of a change in control of Melrose Bancorp or Melrose Cooperative Bank, the executive would be entitled to a severance payment equal to two times (1 time for the other two officers’ agreements) his or her highest annual rate of base salary payable during the current calendar year of the executive’s date of termination or either of the two calendar years immediately preceding his or her date of termination. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive would be entitled to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is two years after his or her date of termination (1 year in the case of the other two officers’ agreements) or (ii) the date on which the executive receives substantially similar benefits from another employer.

Notwithstanding the foregoing, the payments required under the agreements will be reduced to the extent necessary to avoid penalties under Code Section 280G. For purposes of the change in control agreements, “good reason” is defined as: (i) a material reduction in the executive’s base salary or benefits (other than reduction by Melrose Cooperative Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in the executive’s duties or responsibilities; (iii) a relocation of the executive’s principal place of employment by more than 25 miles from Melrose Cooperative Bank’s main office location; or (iv) a material breach of the agreements by Melrose Cooperative Bank.

Non-Equity Incentive Program

Executive Annual Incentive Plan. In connection with the conversion and stock offering, Melrose Cooperative Bank adopted the Melrose Cooperative Bank Executive Annual Incentive Plan which we believe aligns the interests of the executives of Melrose Cooperative Bank with the overall performance of Melrose Cooperative Bank and Melrose Bancorp.

Employees selected by the Compensation Committee, which will include the Named Executive Officers, are eligible to participate in the plan. For each plan year (which is the calendar year), each participant will receive an award agreement which will provide the annual bonus award amount, designated as a percentage of base salary, and the performance objectives that must be satisfied for the participant to receive the annual bonus award. The specific performance objectives will be determined annually by the Compensation Committee, but generally include objective performance targets on financial performance, growth, asset quality and risk management and subjective performance objectives, such as particular qualitative factors for the participant, based on his or her duties to Melrose Cooperative Bank. Each performance objective will specify level of achievements at “threshold,” “target” and “maximum” levels and will be weighted by priority as a percentage of the total annual bonus award payable to the participant.

The annual bonus award will be payable to each participant in a cash lump sum within 2.5 months following the end of each plan year, to the extent the performance objectives are determined to be satisfied by the Compensation Committee.

Equity Incentive Plan

Melrose Bancorp adopted the Melrose Bancorp, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”) which was approved by the shareholders at our 2015 annual meeting. The 2015 Equity Incentive Plan provides officers, employees, and directors of the Company and Melrose Cooperative Bank with additional incentives to promote growth and performance of the Company and Melrose Cooperative Bank. In addition, the 2015 Equity Incentive Plan is intended to further align the interest of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Melrose Bancorp, Inc. Subject to permitted adjustments for certain corporate transactions, the 2015 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 396,140 shares of Melrose Bancorp, Inc. common stock pursuant to grants of incentives and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Melrose Bancorp, Inc. common stock that may be issued under the 2015 Equity Incentive Plan pursuant to the exercise of stock options is 282,957 shares, and the maximum number of shares of Melrose Bancorp, Inc. common stock that may be issued as restricted stock awards or restricted stock units is 113,183 shares. These amounts represent 10% and 4%, respectively, of the shares of the Company’s common stock that were issued in our initial public offering, including shares contributed to Melrose Cooperative Bank Foundation, on October 21, 2014 in connection with the Bank’s mutual to stock conversion. The 2015 Equity Incentive Plan is administered by the members of the Melrose Bancorp, Inc.’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the plan. The Committee may determine the type and terms and conditions of the awards under the 2015 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof. Employees and directors of Melrose Bancorp, Inc. or its subsidiaries are eligible to receive awards under the 2015 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

The 2015 Equity Incentive Plan was effective upon approval at the November 23, 2015 annual meeting. The plan will remain in effect as long as any awards under it are outstanding: however; no awards may be granted under the 2015 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the plan. At any time, the Board of Directors may terminate the 2015 Equity Incentive Plan. However, any termination of the 2015 Equity Incentive Plan will not affect outstanding awards.

There have not yet been any awards granted under the 2015 Equity Incentive Plan.

Benefit Plans

401(k) Plan. Melrose Cooperative Bank currently maintains the Melrose Cooperative Bank 401(k) Plan, which is a tax-qualified profit sharing plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code (“401(k) Plan”). All employees who have attained age 21 are eligible to participate in the 401(k) Plan. Employees that have completed one year of service during which he or she has worked at least 1,000 hours are eligible to receive a matching employer contribution from Melrose Cooperative Bank.

A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax and after-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2015, the pre-tax deferral contribution limit is $18,000 provided, however, that a participant over age 50 may contribute, on a pre-tax basis, an additional $6,000 to the 401(k) Plan. In addition to salary deferral contributions, the 401(k) Plan provides that Melrose Cooperative Bank will make a matching contribution to each participant’s account equal to 100% of the participant’s contribution, up to a maximum of 5% of the participant’s compensation earned during the plan year. A participant is always 100% vested in his or her salary deferral contributions. However, a participant will vest in his or her employer matching contributions made prior to January 1, 2015 at a rate of 20% per year after the completion of two years of credited service, such that the participant will be 100% vested upon completion of six years of credited services. Participants will be 100% vested in employer matching contributions made on or after January 1, 2015. The 401(k) Plan permits a participant to direct the investment of his or her own account into various investment options.

Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement, age 59½ (while employed with Melrose Cooperative Bank), death, disability or termination of employment, and elect for the distribution to be paid in the form of a lump sum.

In connection with the conversion, we allowed participants to invest their account balances under the 401(k) Plan in Melrose Bancorp common stock. We also allow participants in the 401(k) Plan to invest future elective deferrals and employer matching contributions in Melrose Bancorp common stock, provided such future investment does not exceed 50% of the contributions.

Defined Benefit Plan. Melrose Cooperative Bank maintained the Cooperative Banks Employees Retirement Association (CBERA) Defined Benefit Plan, which is a multiple-employer tax-qualified defined benefit pension plan (the “Defined Benefit Plan”). In connection with the conversion and stock offering, Melrose Cooperative Bank froze the Defined Benefit Plan effective April 30, 2014 such that no benefits will continue to accrue under, and no new employees are eligible to participate in, the Defined Benefit Plan. The Bank has withdrawn from the Plan.

The normal retirement benefit formula under the plan provided for a benefit, payable at age 65 as a lifetime annuity, equal to: (i) 1.0% of the participant’s “final average compensation,” multiplied by total years of service, plus (ii) 0.50% of the participant’s “covered compensation,” multiplied by total years of service. “Final average compensation” is the participant’s highest three consecutive calendar years’ compensation while participating in the plan. “Covered compensation” means the average Social Security Wage Base (as published by the Social Security Administration) during the 35 years prior to the participant’s Social Security retirement date. A participant vested in his or her benefit under the plan at a rate of 20% per year commencing after the completion of two years of credited service, such that the participant was 100% vested upon completion of six years of credited services. The normal retirement benefit payable in the form either a single life annuity or a joint and survivor annuity, as elected by the participant. A participant elected to retire early and receive a benefit under the plan if he or she attained: (i) age 62; (ii) age 55, with at least five years of service or (iii) age 50, with at least 15 years of service. Notwithstanding the foregoing, each participant’s normal retirement benefit was calculated as of the effective date of the freezing of the Defined Benefit Plan.

Employee Stock Ownership Plan. In connection with the conversion, Melrose Cooperative Bank adopted an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 begin participation in the employee stock ownership plan on the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 8.0% or 226,366 shares of the total number of shares of Melrose Bancorp common stock issued in the offering, including shares contributed to the charitable foundation. The employee stock ownership plan funded its stock purchase with a loan from Melrose Bancorp equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Melrose Cooperative Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the loan term of 29.2 years. The interest rate for the employee stock ownership plan loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account. Shares will be released from the suspense account on a pro-rata basis as the loan is repaid by the employee stock ownership plan. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of compensation relative to all participants. Participants will vest in their benefit at a rate of 20% per year, beginning after the completion of their first year of service, such that the participants will be 100% vested upon completion of five years of credited services. Participants who were employed by Melrose Cooperative Bank immediately prior to the conversion will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon severance from employment. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Melrose Cooperative Bank will record compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of Melrose Bancorp common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Melrose Bancorp’s earnings. ESOP expense for 2015 amounted to $107,000.

Supplemental Executive Retirement Plan. In connection with the conversion and offering, Melrose Cooperative Bank adopted a non-qualified defined contribution supplemental executive retirement plan (the “New SERP”) that provides supplemental retirement benefits to certain key employees. Each employee designated by the Compensation Committee is eligible to participate in the New SERP, and will begin participation by entering into a participation agreement with Melrose Cooperative Bank. Jeffrey Jones and Diane Indorato are the only participants in the New SERP.

The New SERP replaced the non-qualified defined benefit supplemental executive retirement plan adopted by Melrose Cooperative Bank on November 10, 2011 that was terminated on February 13, 2014 in a manner that complies with Section 409A of the Internal Revenue Code (the “Terminated SERP”). As a result, the accrued benefits thereunder fully expensed by Melrose Cooperative Bank will be paid in full to Jeffrey Jones and Diane Indorato (the only participants in the Terminated SERP) at least 12 months, but no later than 24 months, following the date of termination of the Terminated SERP.

Under the New SERP, Melrose Cooperative Bank will establish a bookkeeping account on behalf of each participant. At the end of each plan year, Melrose Cooperative Bank will contribute a fixed dollar amount to the participant’s account equal to a percentage of the participant’s base salary (the “annual contribution”). The annual contributions for Mr. Jones and Ms. Indorato are equal 21% of base salary and 8% of base salary, respectively. Melrose Cooperative Bank may also provide a discretionary contribution to a participant’s account. The participant’s account will earn interest each year at the Five-Year Treasury Rate in effect on the first business day of each plan year, plus 100 basis points. Each participant will vest in his or her account balance in accordance with the vesting schedule provided in the participation agreement. However, the participant’s account balance will become 100% vested in the event of his or her attainment of the benefit age set forth in the participation agreement, death, disability or involuntary or constructive termination of employment without cause following a change in control of Melrose Cooperative Bank or Melrose Bancorp.

The participant’s vested account balance will be distributed upon the earlier of the participant’s: (i) attainment of the benefit age; (ii) death; (iii) disability; or (iv) termination of employment without cause, and will be payable in a cash lump sum. With regards to payment upon attainment of the benefit age or termination of employment, the participant can elect for the benefit to be payable in equal annual installments not to exceed 10 years.

In the event of the participant’s involuntary or constructive termination of employment without cause within two years following a change in control, the participant’s account will be increased by an amount equal to three annual contributions (or the number of additional annual contributions that would have been made prior to the attainment of the participant’s benefit age, if less), based on the participant’s highest annual rate of base salary payable during the current calendar year of the change in control or the calendar year immediately preceding the change in control.

If a participant receives a benefit under the New SERP (other than in connection with a change in control), the participant will be required to adhere to one-year non-competition and non-solicitation covenants.

Executive Split Dollar Agreement. In connection with the conversion and stock offering, Melrose Cooperative Bank entered into an Executive Split Dollar Agreement with Jeffrey Jones. Under the agreement, Mr. Jones’ designated beneficiary will be entitled to share in the proceeds under a life insurance policy owned by Melrose Cooperative Bank on the life of Mr. Jones. The death benefit payable to Mr. Jones is the lesser of $650,000 or the net death benefit (which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured). Melrose Cooperative Bank is the sole beneficiary of any death proceeds remaining after Mr. Jones’ death benefit has been paid to his designated beneficiary, and such proceeds will be utilized by Melrose Cooperative Bank to informally fund the benefits payable to Mr. Jones under the New SERP.

Mr. Jones’s interest in his death benefit will be forfeited upon the earlier of: (i) his termination of employment; or (ii) his attainment of age 65. However, in the event of a change in control of Melrose Cooperative Bank, Mr. Jones’s interest in his death benefit will be forfeited only upon his attainment of age 65, regardless of whether Mr. Jones is employed with Melrose Cooperative Bank or any successor on or after the change in control.

Director Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Frank Giso III	35,196	35,196
Candy Brower	23,496	23,496
William C. Huntress, III	23,706	23,706
Elizabeth W. McNelis	24,192	24,192
F. Peter Waystack	16,596	16,596
Alan Whitney	16,890	16,890
Stephen E. Anderson	1,383	1,383

Director Fees

In 2015, the Chairman of the Board and each director received an annual retainer of $20,400 and $1,800, respectively. The Chairman of the Audit Committee, Chairman of the Compensation Committee and the Chairman of the Security Committee were each paid an annual retainer of $6,900. Each member of the Audit Committee and each member of the Security Committee received an annual retainer of $6,400, and each paid member of the Asset-Liability Committee received an annual retainer of $1,200. Each director was also paid $700 for each board meeting attended. Directors who are also employees are not compensated for serving as directors.

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Melrose Cooperative Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2014, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Melrose Cooperative Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2015, and were made in compliance with federal banking regulations.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Auditors

The Company was notified that Shatswell, MacLeod & Company, P. C. (“Shatswell”), the Company’s prior independent registered public accounting firm, combined its audit practice (the “Merger”) with Baker Newman & Noyes, P. A., LLC (“BNN”). As a result of the Merger, effective August 17, 2015, Shatswell resigned as the Company’s independent registered public accounting firm and BNN, as the successor to Shatswell following the Merger, was engaged as the Company’s independent registered public accounting firm. The Company’s Audit Committee was notified of the Merger and the effective resignation of Shatswell and approved the engagement of BNN.

During the years ended December 31, 2014 and 2013, and the subsequent interim period prior to the engagement of BNN, the Company did not consult with BNN regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by BNN on the Company’s financial statements, BNN did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and the Company did not consult with BNN regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

The reports of Shatswell on the financial statements of the Company for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2014 and 2013 and reviews of the Company’s financial statements through August 17, 2015, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shatswell, would have caused them to make reference thereto in their reports, and there have been no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Shatswell with a copy of this disclosure prior to its filing with the Securities and Exchange Commission on a Current Report on Form 8-K and requested that Shatswell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 17, 2015, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed on August 17, 2015.

Ratification of Auditors

The Audit Committee of the Company’s Board of Directors has approved the engagement of BNN to serve as the Company’s independent registered public accounting firm for the year ending

December 31, 2016. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BNN for the year ending December 31, 2016. A representative of BNN is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees. The aggregate fees billed for professional services rendered by BNN and Shatswell, MacLeod & Company, P.C. (collectively “BNN”) for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-Q and 10-K for 2015 and 2014 were $93,000 and $83,000, respectively.

Audit-Related Fees. Fees billed for professional services rendered by BNN that were reasonably related to the performance of the audits described above were $0 and $225,461 for 2015 and 2014. The audit-related fees for 2014 include fees incurred in connection with the Company’s initial stock offering and review of the SEC registration statement filed in connection therewith.

Tax Fees. The aggregate fees billed for professional services by BNN for tax services were $9,000 and $7,500 for 2015 and 2014, respectively.

All Other Fees. There were no fees billed for professional services rendered for the Company by BNN for services other than those listed above for 2015 and 2014.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2015.

The Audit Committee has considered whether the provision of non-audit services by BNN, relating primarily to tax services, is compatible with maintaining the independence of BNN. The Audit Committee concluded that performing such services would not affect the independence of BNN in performing its function as auditor of the Company.

In order to ratify the selection of BNN as the independent registered public accounting firm for 2016, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of BNN as independent registered public accounting firm for 2016.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 638 Main Street, Melrose, Massachusetts, no later than December 15, 2016. If the date of the 2017 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2016 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and bylaws and the Maryland General Corporation Law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice also shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2017 annual meeting of stockholders is expected to be on May 11, 2017. Accordingly, for the 2017 annual meeting of stockholders, the notice would have to be received between January 12, 2017 and January 22, 2017.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on http://www.edocumentview.com/melr.

THE COMPANY’S 2015 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 638 MAIN STREET, MELROSE, MASSACHUSETTS 02176, ATTENTION: CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

Susan Doherty
Corporate Secretary

Melrose, Massachusetts
April 14, 2016

.. Admission Ticket IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on May 11, 2016. Vote by Internet • Go to www.investorvote.com/MELR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. 1. Election of Director: For Withhold 01 - Elizabeth McNelis + For Against Abstain 2. To ratify the appointment of Baker Newman Noyes as the Company’s independent registered public accounting firm for the year ending December 31, 2016. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 11D V + 02BHXC .. 2016 Annual Meeting Admission Ticket 2016 Annual Meeting of Melrose Bancorp, Inc. Shareholders Thursday May 12, 2016 9:00 a.m. 630 Main Street Melrose, MA 02176 Upon arrival, please present this admission ticket and photo identification at the registration desk. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — Melrose Bancorp, Inc. Notice of 2016 Annual Meeting of Shareholders 630 Main Street Melrose, MA 02176 Proxy Solicited by Board of Directors for Annual Meeting – May 12, 2016 The full board of directors, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Melrose Bancorp, Inc. to be held on May 12, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Elizabeth McNelis, FOR item 2 To ratify the appointment of Baker Newman Noyes as the Company’s independent registered public accounting firm for the year ending December 31, 2016. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

.. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on May 5, 2016. Vote by Internet • Go to www.investorvote.com/MELR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X The Melrose Cooperative Bank 401k Plan Annual Meeting Voting Instruction Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. 1. The election as directors of the nominee listed below to serve for a three-year term. + For Withhold 01 - Elizabeth McNelis For Against Abstain 2. To ratify the appointment of Baker Newman Noyes as the Company’s independent registered public accounting firm for the year ending December 31, 2016. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02BI0D .. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — MELROSE BANCORP, INC. CONFIDENTIAL 401k VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEE OF MELROSE COOPERATIVE BANK 401k PLAN FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 12, 2016 Shares of common stock of Melrose Bancorp, Inc. (the “Company”) are held by the Melrose Cooperative Bank 401k Plan (the “401k Plan”) in the Melrose Bancorp, Inc. Stock Fund. In accordance with the 401k Plan document, shares of the Company’s common stock held by the 401k Plan are eligible to be counted toward the shareholder vote at the upcoming Melrose Bancorp, Inc. Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 630 Main Street, Melrose, Massachusetts, on Thursday, May 12, 2016, at 9:00 a.m., Eastern time. Therefore, as a participant in the 401k Plan with an investment in the Melrose Bancorp, Inc. Stock Fund as of March 31, 2016, the record date for the Annual Meeting, you are entitled to instruct the 401k Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401k Vote Authorization Form. Pentegra Trust Company is the trustee (the “Trustee) of the Melrose Bancorp, Inc. Stock Fund in the 401k Plan. The Trustee is directed to vote the shares of Company common stock held in the 401k Plan in accordance with the voting instructions received from participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company is forwarding the Confidential 401k Voting Instructions and 401k Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company or the Bank. The Company has retained Computershare as its agent to receive the 401k Vote Authorization Forms completed by participants in the 401k Plan and to tabulate the results. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the 401k Vote Authorization Form and return it in the accompanying postage-paid envelope to Computershare. YOUR 401k VOTE AUTHORIZATION FORM MUST BE RECEIVED BY COMPUTERSHARE NO LATER THAN THURSDAY, MAY 5, 2016, SEVEN (7) DAYS BEFORE THE ANNUAL MEETING DATE. YOUR INDIVIDUAL VOTE WILL NOT BE REVEALED TO THE COMPANY. Your confidential vote and the votes of other participants will be tallied by Computershare who will direct the Trustee to: 1. vote the shares held in the 401k Plan on the proposals specified on the 401k Vote Authorization Form, based on the timely voting instructions it has received from participants (if no instruction is specified and the 401k Vote Authorization Form is returned signed, the 401k Vote Authorization Form will be considered a vote for each of the proposals listed on the 401k Vote Authorization Form); and 2. vote the shares as to which no timely instruction has been received, and shares as to which participants have directed the Trustee to ABSTAIN in the same proportion as shares as to which the Trustee has received timely voting instructions to vote on the proposals; and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the 401k Plan will be voted either FOR or AGAINST (or in the case of director nominees, FOR, WITHHELD or FOR ALL EXCEPT) each of the proposals listed on the 401k Vote Authorization Form. Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your 401k Plan account and participating in the voting of shares allocated to other 401k Plan participants’ accounts as to which timely voting instructions are not received or an instruction to ABSTAIN is received. MELROSE COOPERATIVE BANK 401k PLAN VOTE AUTHORIZATION FORM MELROSE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS May 12, 2016 I understand that I have the right to direct the Trustee of the Melrose Cooperative Bank 401k Plan (the “401k Plan”) to vote my interest in the Melrose Bancorp, Inc. Stock Fund in the 401k Plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 630 Main Street, Melrose, Massachusetts, on Thursday, May 12, 2016, at 9:00 a.m., Eastern time. The Board of Directors recommends a vote “FOR” each of the listed proposals. THIS 401k VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTION IS SPECIFIED AND THIS 401k VOTE AUTHORIZATION FORM IS SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ON THE 401k VOTE AUTHORIZATION FORM. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS 401k VOTE AUTHORIZATION FORM WILL BE VOTED BY THE TRUSTEE IN A MANNER INTENDED TO REPRESENT THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE 401k PLAN. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS 401k VOTE AUTHORIZATION FORM IS SOLICITED BY THE 401k PLAN TRUSTEE. Please complete and date this 401k Vote Authorization Form and return it promptly in the enclosed postage-prepaid envelope.

.. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on May 5, 2016. Vote by Internet • Go to www.investorvote.com/MELR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X The Melrose Cooperative Bank ESOP Annual Meeting Voting Instruction Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. 1. The election as directors of the nominee listed below to serve for a three-year term. + For Withhold 01 - Elizabeth McNelis For Against Abstain 2. To ratify the appointment of Baker Newman Noyes as the Company’s independent registered public accounting firm for the year ending December 31, 2016. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02BHZC .. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — MELROSE BANCORP, INC. CONFIDENTIAL ESOP VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEE OF MELROSE COOPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2016 The Melrose Cooperative Bank Employee Stock Ownership Plan (the “ESOP”) allows ESOP participants to vote the common stock of Melrose Bancorp, Inc. (the “Company”). In accordance with ESOP procedures, participants who have shares allocated to their accounts as of the close of business on March 31, 2016 have the right to direct the Trustee as to the voting of such shares at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held 630 Main Street, Melrose, Massachusetts, on Thursday, May 12, 2016, at 9:00 a.m., Eastern time. Therefore, as a participant in the ESOP, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the ESOP Vote Authorization Form. Pentegra Trust Company is the trustee (the “Trustee”) for the ESOP. The Trustee is directed to vote the shares of Company common stock allocated to participants’ accounts in accordance with the voting instructions received from participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company is forwarding the Confidential ESOP Voting Instructions and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company or the Bank. The Company has retained Computershare as its agent to receive the ESOP Vote Authorization Forms completed by participants in the ESOP and to tabulate the results. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope to Computershare. YOUR ESOP VOTE AUTHORIZATION FORM MUST BE RECEIVED BY COMPUTERSHARE NO LATER THAN THURSDAY, MAY 5, 2016, SEVEN (7) DAYS BEFORE THE ANNUAL MEETING DATE. YOUR INDIVIDUAL VOTE WILL NOT BE REVEALED TO THE COMPANY. Your confidential vote and the votes of other participants will be tallied by Computershare and the results provided to the Trustee who will: 1. vote the shares held in the ESOP on the proposals specified on the ESOP Vote Authorization Form, based on the timely voting instructions it has received from participants (if no instruction is specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals listed on the ESOP Vote Authorization Form); and 2. vote the shares held in the unallocated account, if any, shares for which no timely instruction has been received, and shares for which participants have directed the Trustee to ABSTAIN in the same proportion as shares for which it has received timely voting instructions to vote on the proposals; and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the ESOP (including unallocated shares) will be voted either FOR or AGAINST (or, in the case of director nominees, FOR, WITHHELD or FOR ALL EXCEPT) each of the proposals listed on the ESOP Vote Authorization Form. Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of unallocated shares and shares allocated to other ESOP participants’ accounts as to which timely voting instructions are not received or an instruction to ABSTAIN is received. MELROSE COOPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN VOTE AUTHORIZATION FORM MELROSE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS May 12, 2016 I understand that I have the right to direct the Melrose Cooperative Bank ESOP Trustee to vote the shares of common stock of the Company that have been allocated to my ESOP account. I have been advised that my voting instructions are solicited for the Annual Meeting of Shareholders (“Annual Meeting”) to be held at 630 Main Street, Melrose, Massachusetts, on Thursday, May 12, 2016, at 9:00 a.m., Eastern time. The Board of Directors recommends a vote “FOR” each of the proposals. THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTION IS SPECIFIED AND THIS ESOP VOTE AUTHORIZATION FORM IS SIGNED, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ON THE ESOP VOTE AUTHORIZATION FORM. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN A MANNER INTENDED TO REPRESENT THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED BY THE ESOP TRUSTEE. Please complete and date this ESOP Vote Authorization Form and return it promptly in the enclosed postage-prepaid envelope.